UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2014

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Event

On November 4, 2014, Carver Bancorp, Inc. (the “Company”) issued a press release reporting that the Office of the Comptroller of the Currency (“OCC”) has lifted the Order to Cease and Desist (“C&D”) on Carver Federal Savings Bank (the “Bank”) issued by the Office of Thrift Supervision effective February 7, 2011. The OCC has further informed the Company that the Bank is no longer in “troubled condition” under Section 914 of the Financial Institution Reform, Recovery and Enforcement Act of 1989. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference. The Company does not intend for this Item 8.01 or Exhibit 99.1 to be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits

The following exhibit is filed as part of this report:

99.1  Press release entitled “CARVER BANCORP, INC. REPORTS REMOVAL OF OCC REGULATORY ORDER”, dated November 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

DATE: November 5, 2014

BY:	/David L. Toner/
David L. Toner
First Senior Vice President and Chief Financial Officer